SUPPLEMENT DATED JULY 3, 2006

TO PROSPECTUS DATED MAY 1, 2003

TFLIC FINANCIAL FREEDOM BUILDER SM

Issued through

TFLIC Series Life Account

By

Transamerica Financial Life Insurance Company

The following information modifies information provided on the cover page of the Prospectus under “The Portfolios of the Series Fund available to you under the Policy”:

On July 3, 2006, the American Century International portfolio of the AEGON/Transamerica Series Trust was restructured. The portfolio’s name changed from American Century International to MFS International Equity. The investment objective and advisory fees did not change. The sub-adviser for this portfolio changed from American Century Global Investment Management, Inc. to MFS Investment Management. All references in your prospectus to the TFLIC American Century International subaccount should be read as TFLIC MFS International Equity subaccount.

For additional information, you may contact us at 1-800-851-9777, extension 6539 from 8:30a.m. – 7:00p.m. Eastern Time or visit our website at: www.tafinlife.com. More information about AFSG, the principal underwriter for the Policies, is available at http:/www.nasdr.com or by calling 1-800-289-9999.

PLEASE RETAIN THIS WITH YOUR MAY 1, 2003 PRODUCT PROSPECTUS